UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2008 (April 30, 2008)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Seymour S. Preston III

On April 30, 2008, at the Annual Meeting of Shareholders (the “Annual Meeting”) upon the expiration of his current term, Mr. Seymour S. Preston III retired from the Board of Directors (the “Board”) of Albemarle Corporation (the “Company”). Mr. Preston served with distinction on the Board since 1996.

Appointment of Mark C. Rohr to Chairman of the Board; Appointment of Charles E. Stewart as Lead Independent Director

On May 6, 2008, the Company reported the appointment of Mr. Mark C. Rohr, as Chairman of the Board, in addition to continuing as President and Chief Executive Officer, effective August 1, 2008. Mr. Rohr succeeds Mr. William M. Gottwald, who will remain on the Board as Vice-Chairman of the Board, effective August 1, 2008. Mr. Gottwald served as Chairman of the Board since March 28, 2001. In connection with these changes, the Board appointed Mr. Charles E. Stewart as Lead Independent Director, effective August 1, 2008.

2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation

On April 30, 2008 at the Annual Meeting, upon recommendation of the Board, the shareholders approved the 2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation (the “New Directors Plan”). The terms and conditions of the New Directors Plan are described on pages 44 through 46 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on March 12, 2008 (the “2008 Proxy Statement”), which description is incorporated herein by reference. This description of the New Directors Plan is qualified in its entirety by reference to the full text of the New Directors Plan, which is attached as Annex B to the 2008 Proxy Statement and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Albemarle Corporation 2008 Incentive Plan

On April 30, 2008 at the Annual Meeting, upon recommendation of the Board, the shareholders approved the Albemarle Corporation 2008 Incentive Plan (the “2008 Incentive Plan”). The terms and conditions of the 2008 Incentive Plan are described on pages 41 through 44 of the 2008 Proxy Statement, which description is incorporated herein by reference. This description of the 2008 Incentive Plan is qualified in its entirety by reference to the full text of the 2008 Incentive Plan, which is attached as Annex A to the 2008 Proxy Statement and filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of April 30, 2008, the Company’s Board amended the first sentence of Section 2 of Article II of the Company’s Amended and Restated Bylaws to decrease the size of the Board to nine directors. The Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.2.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws, as of April 30, 2008.

10.1	2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation (filed as Annex B to Albemarle Corporation’s definitive proxy statement filed on March 12, 2008 (No. 001-12658), and incorporated herein by reference).

10.2	Albemarle Corporation 2008 Incentive Plan (filed as Annex A to Albemarle Corporation’s definitive proxy statement filed on March 12, 2008 (No. 001-12658), and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2008

ALBEMARLE CORPORATION

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
3.2	Amended and Restated Bylaws, as of April 30, 2008.

10.1	2008 Stock Compensation Plan for Non-Employee Directors of Albemarle Corporation (filed as Annex B to Albemarle Corporation’s definitive proxy statement filed on March 12, 2008 (No. 001-12658), and incorporated herein by reference).

10.2	Albemarle Corporation 2008 Incentive Plan (filed as Annex A to Albemarle Corporation’s definitive proxy statement filed on March 12, 2008 (No. 001-12658), and incorporated herein by reference).